                                                                   Exhibit 10.34

                     CONSENT AND OMNIBUS AMENDMENT REGARDING
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


            This Consent and First Amendment Regarding Fourth Amended and Restated Credit Agreement (this "Agreement") is entered into this 21st day of May, 2004 among PORTOLA PACKAGING, INC., a Delaware corporation, as Borrower, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), for itself, as Agent, Issuing Lender and Lender.

                              W I T N E S S E T H:


            WHEREAS, Borrower and GECC, as Agent, Issuing Lender and Lender, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of January 14, 2004 (as heretofore amended, the "Credit Agreement");

            WHEREAS, Mr. Jack Watts transferred an aggregate of 15,000 shares of class B series 1 common stock of Borrower held by him to the Watts Family Foundation and Family Service Agency of San Mateo County (the "Transfer"); and

            WHEREAS, Borrower has requested that GECC, as Agent and Lender, consent to the Transfer and amend certain provisions of the Credit Agreement as set forth herein, and GECC is willing to grant such consent and to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

            NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and in the Credit Agreement, the parties agree as follows:

            Section 1. Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein.

            Section 2. Consent. Subject to the satisfaction of the terms and conditions set forth herein, notwithstanding anything in the Credit Agreement or the other Loan Documents to the contrary, GECC, as Agent and Lender, hereby consents to the consummation of the Transfer. The consent set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any provisions of the Credit Agreement in connection with any other transaction.

            Section 3. Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, the amendments to the Credit Agreement set forth in this Section 3 shall become effective as of the date hereof.

            3.1 The definitions of "EBITDA", "Fixed Charges" and "Unfinanced Capital Expenditure" set forth in Section 10.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  "EBITDA" means, for any period, the sum (without duplication)
            of the following for Borrower and its Restricted Subsidiaries on a

            Consolidated basis: (a) Net Income for the period, (b) any provision for (or less any benefit from) income and franchise taxes included in the determination of Net Income, (c) interest expense deducted in the determination of Net Income, (d) amortization and depreciation deducted in determining Net Income, (e) losses (or less gains) from Asset Dispositions or other non-cash items included in the determination of Net Income (excluding sales, expenses or losses related to current assets), (f) extraordinary losses (or less gains), as defined under GAAP, net of related tax effects, included in the determination of Net Income and (g) non-recurring restructuring charges approved by Requisite Lenders, including (i) for Borrower's 2004 fiscal year, severance and relocation costs not exceeding $4,386,000 in the aggregate incurred in connection with
            (A) relocating operations from Borrower's facilities in California to its facility in Tolleson, Arizona, (B) relocating operations from Borrower's South Carolina facility to its facilities in Kingsport, Tennessee and elsewhere and (C) additional reductions in Borrower's overall employee headcount, and (ii) in addition to the severance and relocation costs specified in the preceding clause (i), for Borrower's 2004 and 2005 fiscal years, severance costs not exceeding $1,200,000 in the aggregate incurred in connection with reductions in Borrower's overall employee headcount, in each case to the extent such costs are deducted in determining Net Income for such period and (h) non-recurring charges not exceeding $1,867,000 incurred by Borrower in fiscal year 2004 in connection with the repurchase of the Chase Warrant and the Heller Warrant with proceeds received by Borrower from its issuance of the Senior Notes to the extent such costs are deducted in determining Net Income for such period. To the extent EBITDA is being calculated for any period which includes any of the following months, EBITDA for such months shall be deemed to be as follows: January 2003, $2,501,000; February 2003, $3,048,000;
            March 2003, $2,910,000; April 2003, $3,147,000; May 2003,
            $4,587,000; June 2003, $4,277,000; July 2003, $3,571,000; August
            2003, $5,348,000; September 2003, $2,928,000; October 2003,
            $2,201,000; and November 2003, $2,770,000.

                  "Fixed Charges" means, for any period, the sum of the
            following for Borrower and its Restricted Subsidiaries on a Consolidated basis: (a) interest expense, net of interest income, included in the determination of Net Income (but excluding interest expense incurred from and after the Closing Date in respect of the Senior Defeased Notes in an amount not exceeding $985,000), less (i) amortization of capitalized fees and expenses included in interest expense and incurred with respect to the Related Transactions or the transactions under the Existing Credit Agreement, (ii) amortization of any original issue discount attributable to any warrants included in interest expense and (iii) interest paid in kind and included in interest expense, (b) any provision for (benefit from (but only to the extent received in cash)) income or franchise taxes included in the determination of net income, (c) increases (decreases) in short-term and long-term deferred tax assets, (d) decreases (increases) in short-term and long-term deferred tax liabilities, (e) scheduled payments of principal with respect to all Indebtedness (including the principal portion of scheduled payments of capital lease obligations but excluding reductions of the Revolving Loan) and (f) Restricted Junior Payments made in cash, other than Restricted Payments permitted under subsection 3.5(A). To the extent Fixed Charges are being calculated for any period which includes any of the following months, Fixed Charges for such month shall be deemed to be as follows: January 2003, $912,000; February 2003, $979,000; March
            2003, $1,065,000; April 2003, $1,118,000; May 2003, $1,287,000; June
            2003, $2,630,000; July 2003, $1,836,000; August 2003, $3,396,000;
            September 2003, $1,595,000; October 2003, $875,000; and November
            2003, $1,537,000.

                  "Unfinanced Capital Expenditures" means, for any period (a)
            Capital Expenditures for such period, less (b) the portion of such Capital Expenditures financed (i) under capital leases or other Indebtedness (Indebtedness, for this purpose, does not include drawings under the Revolving Loan) or (ii) with Net Proceeds of the sale of the Chino Property, the Sumter Property and the Faulstich Property so long as such sale complies with the requirements of Sections 3.7(b)(ii), (iii), (iv) and (v) of the Credit Agreement.

            Section 4. Amendments to Post Closing Matters Agreement. Schedule A to the Post Closing Agreement is hereby amended and restated in its entirety to read as Schedule A attached hereto.

            Section 5. Conditions. The effectiveness of this Agreement is subject to Borrowers' satisfaction of the following conditions on or before the date hereof in a manner satisfactory to the Agent:

            5.1 Continuation of Representations and Warranties. After giving effect to the replacement Schedules delivered herewith, the representations and warranties made by the Loan Parties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereto with the same effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

            5.2 No Existing Default. As of the date hereof and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated hereunder (including without limitation the consummation of the Transfer).

            Section 6. Representations and Warranties of Borrower. Borrower represents and warrants that:

                  (i) the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

                  (ii) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

                  (iii) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound.

            Section 7. Reference To And Effect Upon The Credit Agreement.

                  (i) Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (ii) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

                  (iii) This Agreement shall be deemed to be a Loan Document.

            Section 8. Costs And Expenses. Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.

            Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

            Section 10. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.


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
            Section 11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

                                        PORTOLA PACKAGING, INC.

                                        By: /s/ Dennis L. Berg
                                            ------------------------------------

                                        Title: VP & CFO


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent, Issuing Lender
                                        and Lender


                                        By: /s/ Woodrow Broaders
                                            ------------------------------------

                                        Title: Only Authorized Signatory



                     (Signature Page to Consent Agreement)
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                CONSENT AND REAFFIRMATION (SUBSIDIARY GUARANTORS)

            Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Consent and First Amendment to Credit Agreement; (ii) consents to Borrower's execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders and reaffirms that such guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of such guaranty and such other Loan Documents; and (iv) confirms that, as of the date hereof, it does not have, and hereby waives, remises and releases any claims or causes of action of any kind against Agent or any of the Lenders or any of their officers, directors, employees, agents, attorneys, or any of the Lenders or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors, or assigns relating in any way to any event, circumstance, action, or omission relative to any of the Loan Documents or any transaction contemplated thereby, from the beginning of time through the date hereof. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, each of the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future Agreements or waivers, and nothing herein shall create such a duty.

                             IN WITNESS WHEREOF, the undersigned have executed
this Consent and Reaffirmation on and as of the date of such Agreement.

                                        PORTOLA PACKAGING LTD.

                                        By: /s/ Fred Lang
                                            ------------------------------------
                                        Name: Fred Lang
                                        Title: Director


                                        PORTOLA PACKAGING CANADA LTD./
                                        EMBALLAGES PORTOLA CANADA LTEE

                                        By: /s/ James A. Taylor
                                            ------------------------------------
                                        Name: James A. Taylor
                                        Title: Director


                                        PORTOLA ALLIED TOOL, INC.

                                        By: /s/ James A. Taylor
                                            ------------------------------------
                                        Name: James A. Taylor
                                        Title: President and Director


                                        PORTOLA PACKAGING LIMITED (U.K.)

                                        By: /s/ James A. Taylor
                                            ------------------------------------
                                        Name: James A. Taylor
                                        Title: Director


                                        ATLANTIC PACKAGING SALES LLC

                                        By: /s/ James A. Taylor
                                            ------------------------------------
                                        Name: James A. Taylor
                                        Title: Director


                                        TECH INDUSTRIES, INC.

                                        By: /s/ James A. Taylor
                                            ------------------------------------
                                        Name: James A. Taylor
                                        Title: Director


 (Signature Page to Affirmation to Consent Agreement by Subsidiary Guarantors)

                                   SCHEDULE A
                                       TO
                           CONSENT AND FIRST AMENDMENT

1. On or prior to June 30, 2004, Borrower shall deliver to Agent an executed Bank Agency Agreement(s) in form and substance acceptable to Agent with respect to all accounts of Borrower and/or its Restricted Subsidiaries located at Union Bank of California ("Union Bank"), which Bank Agency Agreement(s) shall replace the Bank Agency Agreement(s) in place with place with Union Bank as of the Closing Date. In the event Union Bank does not sign a Bank Agency Agreement acceptable to the Agent, within such time period, Borrower shall cause all accounts with Union Bank to be closed and move such accounts to a bank that has executed a Bank Agency Agreement in form and substance acceptable to Agent.

2. On or before June 30, 2004, Borrower shall, or shall cause its Restricted Subsidiaries to deliver to Agent executed Bank Agency Agreements, in form and substance acceptable to Agent, with respect to all accounts of Borrower and its Restricted Subsidiaries at CIBC Bank (Canadian). In the event CIBC Bank does not execute a Bank Agency Agreement acceptable to the Agent within such time period, Borrower shall, or shall cause its Restricted Subsidiaries to, close all accounts located at such bank and move all such accounts to a bank that has executed a Bank Agency Agreement in form and substance acceptable to Agent.

3. On or before June 30, 2004, Borrower shall, or shall cause its Restricted Subsidiaries to deliver to Agent executed landlord waiver agreements, in form and substance acceptable to Agent, for the following locations:

            (a)   16230-112th Avenue, Edmonton, Alberta;

            (c)   12431 Horseshoe Way, Richmond, British Columbia; and

            (d)   280 Bowes Road, Vaughan, Ontario.

4. On or before June 30, 2004, Borrower shall, or shall cause its Restricted Subsidiaries to deliver to Agent executed bailee waiver agreements, in form and substance acceptable to Agent, with each of the following companies and/or locations:

            (a)   Southern Merchandise & Storage; and

            (b)   Cambridge Valley Machining Inc.

5. On or before June 15, 2004, Borrower shall, or shall cause its Restricted Subsidiaries to deliver to the Agent, all in form and substance reasonably satisfactory to Agent a date down title endorsement for the title policy that was previously issued and a modification endorsement for the property located in Woonsocket, Rhode Island.


                                  Schedule A-1